                                                                       EXHIBIT 1

                                     ITEM 2
                                     ------


The following shareholders, collectively, are referred to in this Amendment as the "Reporting Persons":


1.   Oakleigh B. Thorne & Potter Palmer, Trustees
     Trust UA dated 12/23/70
     f/b/o Oakleigh B. Thorne

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

2.   Oakleigh B. Thorne & Potter Palmer, Trustees
     Trust UA dated 12/23/70
     f/b/o Honore T. Wamsler

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

3.   Oakleigh B. Thorne & Potter Palmer, Trustees
     Trust UA dated 12/23/70
     f/b/o Charlotte T. Bordeaux

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

4.   Oakleigh B. Thorne & Chemical Bank, Trustees
     Trust UA dated 1/27/74
     f/b/o Oakleigh B. Thorne

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

5.   Oakleigh B. Thorne & Chemical Bank, Trustees

     Trust UA dated 1/27/74
     f/b/o Honore T. Wamsler

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

6.   Oakleigh B. Thorne & Chemical Bank, Trustees
     Trust UA dated 1/27/74
     f/b/o Charlotte T. Bordeaux

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

7.   Oakleigh B. Thorne & Chemical Bank, Trustees
     Trust UW of Oakleigh L. Thorne
     f/b/o Oakleigh B. Thorne

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

8.   Oakleigh B. Thorne & Chemical Bank, Trustees
     Trust UW of Oakleigh L. Thorne
     f/b/o Honore T. Wamsler

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

9.   Oakleigh B. Thorne & Chemical Bank, Trustees
     Trust UW of Oakleigh L. Thorne
     f/b/o Charlotte T. Bordeaux

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

10.  Oakleigh B. Thorne & John Akin, Trustees
     Trust UW of Oakleigh L. Thorne
     f/b/o Dorothy Forbes Thorne

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

11.  Oakleigh B. Thorne & Mark M. Collins, Trustees
     Trust UA dated 12/15/76

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

12.  Oakleigh Thorne, Trustee
     Thorne GST Trust dated 9/5/95

     530 E. Crabtree Lane
     Lake Forest, IL 60045

13.  Oakleigh Thorne, Trustee
     Oakleigh Hewson Thorne 1995 Trust
     UA dated 9/5/95

     530 E. Crabtree Lane
     Lake Forest, IL 60045

14.  Henry F. Thorne, Trustee
     Maxwell Edward Thorne 1995 Trust
     UA dated 9/5/95

     Suite 223
     Riverside Commons
     700 River Avenue
     Pittsburgh, PA 15212

15.  Henry F. Thorne, Trustee
     Alexander Lewis Thorne 1995 Trust
     UA dated 9/5/95

     Suite 223
     Riverside Commons
     700 River Avenue
     Pittsburgh, PA 15212

16.  Oakleigh B. Thorne & George Whalen, Jr., Trustees
     Trust UW of Margaret T. Parshall
     f/b/o Helen C. King

     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

17.  Daniel K. Thorne & Theodore S. Lynn, Trustees
     Daniel K. Thorne 1995 Charitable Remainder Trust
     UA dated 10/31/95

     Stroock & Stroock & Lavan
     Seven Hanover Square
     New York, NY 10004-2594

18a. Oakleigh B. Thorne

 b.  Rural Route 1
     Smithfield Road
     Amenia, NY 12501

 c.  Chairman of the Board of the Company
     2700 Lake Cook Road
     Riverwoods, IL 60015

 f.  United States citizen

19a. Honore T. Wamsler

 b.  The Tree House
     1350 North Casey Key Road
     Casey Key, FL 34229

 c.  Private investor

 f.  United States citizen


20a. Daniel K. Thorne

 b.  c/o Theodore S. Lynn
     Stroock, Stroock & Lavan
     Seven Hanover Square
     New York, NY 10004-2594

 c.  Private investor and Director of the Company
     2700 Lake Cook Road
     Riverwoods, IL 60015

 f.  United States citizen


21a. Millbrook Tribute Gardens, Inc.

 b.  c/o Oakleigh B. Thorne
     Rural Route 1
     Smithfield Road
     Amenia, NY 12501

22a. Oakleigh Thorne

 b.  530 E. Crabtree Lane
     Lake Forest, IL 60045

 c.  Chief Executive Officer of the Company
     2700 Lake Cook Road
     Riverwoods, IL 60015

 f.  United States citizen